SUPPLEMENT DATED JANUARY 15, 1997
                              TO THE PROSPECTUS
                                    OF THE
                           FRANKLIN PARTNERS FUNDS(R)
               FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
           FRANKLIN TAX-ADVANTAGED U.S. GOVERNMENT SECURITIES FUND
              FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND
                      (THE "FUNDS" OR "PARTNERS FUNDS")
                              DATED MAY 1, 1996

Due to changes in U.S. tax laws which take effect as to the Funds at the end of 1997, the Managing General Partners voted yesterday to recommend that
Partners approve the liquidation of the Funds. In order to permit Non-U.S. Partners to continue to receive income free of U.S. taxation, the liquidation will enable Non-U.S. Partners' assets to be invested in a similar pooled investment vehicle outside the U.S. (Among the alternatives under consideration for Non-U.S. Partners will be three series of the Templeton Global Strategy SICAV, each of which parallels the respective Partners Fund.) U.S. Partners who do not exchange into other Franklin/Templeton funds prior to the liquidation will receive the cash value of their shares at the time of the liquidation.

New accounts, and sales of shares of the Partners Funds to U.S. investors, have been restricted for some time. Non-U.S. investors are permitted to establish new accounts and contribute to existing accounts. If Partners approve the liquidation, new accounts will not be accepted after such approval, and it is expected that additional investments in existing accounts will no longer be accepted starting approximately thirty days before the liquidation, which is presently expected to occur by the summer of 1997.